OLD NATIONAL BANCORP®

NASDAQ: ONB

oldnational.com

Investment Thesis Financial Data as of 9-30-14 Dated: November 10, 2014 Exhibit 99.1 ******** ******** ******** ******** ******** ********

Investment Thesis Executive Summary Slides 2 to 17 Financial Data as of 9-30-14 Dated: November 10, 2014 ******* ******* ******* ******* ******* *******

Forward-Looking Statement
This presentation contains certain forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995.  These statements include, but are not limited to, descriptions of Old National
Bancorp’s (“Old National’s”) financial condition, results of operations, asset and credit quality trends and profitability and statements about the expected timing, completion, financial benefits and other effects of Old
National’s recently completed and pending mergers.  Forward-looking statements can be identified by the use of the words “anticipate,” “believe,” “expect,” “intend,” “could” and “should,” and other words of similar meaning.
These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements.  Factors that might cause such a difference include, but are not limited to: expected cost savings, synergies and other financial benefits from the recently completed and pending mergers might not be realized within the expected timeframes and costs or difficulties relating to integration matters might be greater than expected; market, economic, operational, liquidity, credit and interest rate risks associated with Old National’s business; competition; government legislation and policies
(including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and its related regulations); ability of Old National to execute its business plan; changes in the economy which could materially impact credit quality trends and the ability to generate loans and gather deposits; failure or circumvention of our internal controls; failure or disruption of our information systems; significant changes in accounting, tax or regulatory practices or requirements; new legal obligations or liabilities or unfavorable resolutions of litigations;
other matters discussed in this presentation and other factors identified in our Annual Report on Form 10-K and other periodic filings with the Securities and Exchange Commission.  These forward-looking statements are made only as of the date of this presentation, and Old National does not undertake an obligation to release revisions to these forward-looking statements to reflect events or conditions after the date of this presentation.

Non-GAAP Financial Measures
These slides contain non-GAAP financial measures. For
purposes of Regulation G, a non-GAAP financial measure is a
numerical measure of the registrant's historical or future
financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most
directly comparable measure calculated and presented in
accordance with GAAP in the statement of income, balance
sheet or statement of cash flows (or equivalent statements) of the registrant; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and
presented.   In this regard, GAAP refers to generally accepted
accounting principles in the United States.  Pursuant to the requirements of Regulation G, Old National Bancorp has
provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable
GAAP financial measure.

Covered Loans
1.4%
Other
13.4%
Investments
30.7%
Residential Real
Estate Loans
14.0%
Consumer Loans
11.4%
Commercial Loans
14.7%
Commercial Real
Estate Loans
14.4%

Money Market
5.6%
Other
1.9%
Borrowed Funds
14.0%
Other Time
10.7%
NOW & Savings
43.5%
Demand Deposits
24.3%

Investment
Product Fees
3.4%
Other
6.9%
Change in IA
(13.6%)
Insurance
7.0%
ATM Fees
4.9%
Service Charges
8.9%
Net Interest
Income
77.4%
Wealth
Management
5.1%

Snapshot of Old National
Source: SNL Financial, Company filings, FactSet Estimates
Note: Market data as of November 6, 2014; financial information as of September 30, 2014.
Summary Overview Company Description
Headquarters Evansville, IN
Market Cap (millions) $ 1,619
2014E P / E 15.4 x
P / TBV 190%
Dividend Yield 3.0%
LTM Average Daily Volume 644,250
Total Assets $ 11,180
Trust Assets Under Management $ 7,092
Total Deposits $ 8,207
ROAA 1.07%
$ in millions, except noted
Largest financial services bank holding company headquartered in Indiana with a presence throughout Indiana, Western Kentucky and Louisville, Southern
Illinois and Central and Western Michigan
– 190 financial centers
– 211 ATMs
Focused on community banking with a full suite of product offerings:
– Retail and small business
– Wealth management
– Leasing
Guided by three strategic imperatives
– Strengthen the risk profile
– Enhance management discipline
– Achieve consistent quality earnings
– Investment services
– Capital markets
– Insurance
Asset Mix
Liability Breakdown
Revenue Breakdown

Attractive footprint that offers both leading share in mature markets and room to expand in higher growth markets
Consistent financial performance with distinct revenue streams and improving efficiency
Diverse loan portfolio with growth accelerating while maintaining strong credit metrics
Disciplined acquisitions that are exceeding expectations with robust future opportunities
Steward of capital – organic growth, dividend / share repurchases, and acquisitions
Achieving strategic imperatives
Investment Thesis

ISS Governance QuickScore™
Identifying Governance Risk

Alliance for Work-Life Progress
2013 Seal of Distinction

ETHISPHERE 2014
ETHICS INSIDE
CERTIFICATION

VolunteerMatch

Corporate Engagement
AWARD OF
EXCELLENCE
Points of Light Institute

2014
WORLD'S MOST
ETHICAL
COMPANIES
WWW.ETHISPHERE.COM

7 Commitment to Excellence

+ = −

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Our Indiana Footprint
Economic Vital Signs
Indicator Outlook Latest Statistics (September 2014) Trend (YoY change from Sept. 2013)
Jobs
Employment
Unemployed
3,046,944
184,550
•
Labor Force increased 50,366
•
Unemployment rate decreased to 5.7%
(September 2013 rate was 7.3%)
Unemployment
Insurance Claims
Initial Claims
Weeks Claimed
15,790
109,538
•
Initial claims decreased 25.0%
•
Weeks claimed decreased 42.6%
Predictive Index
Leading Index for Indiana
(LII)  (October 2014)
102.2
•
October 2014 LII is up 0.4 points from
October 2013 LII of 101.8
Home Sales
Units Sold
Median Home Price
6,407
$128,000
•
The number of home sales increased 9.1%
•
The median sale price increased 3.6%
Regional Spending Net Sales Tax Collected $558.7 MM
•
Sales tax collections have decreased 5.9%
Local Indiana HQ
Stock Performance
Price Change during 3Q14
CMI: (14.5)%
LLY: 4.3%
NI: 4.2%
SPG: (1.1)%
STLD: 26.0%
WLP: 11.1%
ZMH: (3.2)%
•
Stock prices have generally increased as
overall economy improves
Strong Stable or Mixed           Decline
Sources: US Bureau of Labor Statistics, US Dept. of Labor, Stats Indiana, Indiana Association of Realtors, Yahoo Finance, IN Dept. of Revenue

4.6%
2.6%
2.2%
5.7%
0.0%
4.7%
USA Indiana Michigan Ann Arbor Kalamazoo Grand Rapids
Our Michigan Footprint
Projected 2019 Median Household Income
Highest median household income MSA in Michigan
September 2014 unemployment rate of 4.7%, compared to the
national rate of 5.9%
Listed in Forbes’ 2013 “Best Places for Business and Careers”
and was Livability.com’s 13th “Best Place to Live”
Popular area for healthcare and pharmaceutical organizations, with major companies such as Pfizer, Perrigo and Stryker housing large operations
September 2014 unemployment rate of 5.4% compared to the
national rate of 5.9%
Projected 2014-2019 Median HHI Growth
Home to five of the world’s leading office furniture companies.
September 2014 unemployment rate of 4.7%, compared to the
national rate of 5.9%
$53,941
$48,365
$47,494
$62,065
$43,734
$53,389
USA Indiana Michigan Ann Arbor Kalamazoo Grand Rapids
Source: SNL Financial and Bureau of Labor Statistics as of October 2014
(1) Crain’s Detroit Business, article published July 16, 2014
(2) Assuming completion of acquisition of Founders on January 1, 2015
Michigan named "most improved" in ranking of pro-business states in 2014 by the American Economic
Institute (improved from 39th to 18th)¹
Ann Arbor, Michigan (MSA Population: 354,530)
Kalamazoo, Michigan (MSA Population: 332,269)
Grand Rapids, Michigan (MSA Population: 1,017,542)²

Indiana’s Economic Achievements
“AAA” Credit Rating – Fitch, Moody’s and Standard and
Poor’s
1
3 Best U.S. State for Manufacturing Jobs
2
6 Best State for Business – CEO Magazine
3
280 new manufacturing jobs created – Berry Plastics,
Evansville, Indiana
4
200 new jobs created – General Electric, Lafayette, Indiana
5
Sources:
(1) December 2013
(2) June 2013; National Association of Manufacturers
(3) May 2014
(4) January 2014 press release of Berry Plastics
(5) March 2014 press release of General Electric
rd
th

Executing the Plan – 3Q14 Highlights
• Execution of our M&A strategy of adding higher-growth markets
Ann Arbor, MI – United Bancorp acquisition closed and fully converted
Lafayette, IN – Gained regulatory and shareholder approval for LSB Financial
Corp. acquisition; subsequently closed on November 1, 2014
Grand Rapids, MI – Gained regulatory and shareholder approval for Founders
Financial Corporation acquisition in 4Q14
Continue to
Grow Core
Revenue
• Organic loan growth of $86.9 million 1 , or 6.5% annualized, over 2Q14 and organic growth of $281.2 million 1 , or 5.8%, over 3Q13
• Core revenue growth
2
of 9.0% from 3Q13
• Organic growth in Banking, Wealth Management and Insurance
Reduce
Operating
Expenses
Transform
the
Franchise
Into Higher-
Growth
Markets
• Operational expenses
3
increased $0.6 million from 3Q13
• Expected Tower cost savings of 35%+ on track as announced – 50% to be realized in 2014 — converted April 25, 2014
• Expected United Bancorp, Inc. cost savings of 32% on track as announced –
25% to be realized in 2014 — converted August 22, 2014
1 Excluding change in FDIC covered loans and loans acquired in the Tower and United acquisitions
2 Excluding changes in securities gains, accretion income and amortization of the indemnification asset
3 Refer to slide 42 for a definition of operational expenses

3Q14 Financials
Net income of $29.1 million or $.26 per share
– 44% increase over $.18 per share in 2Q14
– 13% increase over $.23 per share in 3Q13
Included in 3Q14 are the following pre-tax
items
– $3.6 million in merger and integration charges
– $19.1 million amortization of the indemnification
asset
– $34.3 million in accretion income
1
1
Income in excess of contractual interest

## Core Revenue

## Core Non-Int Expense

## Adjusted Income

$26.6
$29.9
$33.1
3Q13
2Q14
3Q14

## Organic Loan Growth[2]

$25.3
$28.6
$139.6
$74.8
$86.9
$205.7
3Q13
2Q14
3Q14

## Consolidated NCOs

## Core NIM

13 Basic Banking 1 $ in millions 1 See appendix for non-GAAP reconciliations 2 End of period and average balances, respectively

Total Loans
Core Deposits

Total Loans
Core Deposits

Total Loans
Core Deposits

Total Loans
Core Deposits

$721.5
3Q14
$631.0
3Q14
$70.0
$89.3
2Q14 3Q14
$466.7
$450.8
2Q14 3Q14
$352.7
$335.8
2Q14 3Q14
$440.4
$429.6
2Q14 3Q14
Update on New Markets
$355.2
$346.2
2Q14 3Q14
$ in millions               End of period balances
Ft Wayne, IN Ann Arbor, MI
$148.4
$152.7
2Q14 3Q14
Columbus, IN
MI / Northern IN
(Indiana Community — Closed 9/15/12)
(BofA Branches — Closed 7/12/13)
(Tower — Closed 4/25/14)
(United — Closed 7/31/14)
Commercial Loan Pipeline $2.9
Commercial Loan Pipeline $31.1
Commercial Loan Pipeline $6.6 Commercial Loan Pipeline $42.2

15 Fee-Based Business Revenue $ in millions $0.9 $0.6 $5.5 $7.2 3Q13 3Q14 Wealth Management $8.9 $9.8 3Q13 3Q14 Insurance $4.5 $4.7 $0.3 $0.2 3Q13 3Q14 Investments

Net Charge-Offs / Provision
$ in millions
1 Excludes FDIC-covered loans
0.02%
0.07%
0.03%
3Q13 2Q14 3Q14
Consolidated NCOs
3Q13 2Q14 3Q14
Provision for Loan Losses¹
($1.3) $1.1 $3.0
Consolidated Provision for
Loan Losses
($1.7) ($0.4) $2.6

Special Mention Loans

$170.5
$129.5
$112.9
$121.8[1]
$98.8[1]
3Q13
2Q14
3Q14

Substandard Accruing Loans

$107.2
$100.6
$99.5[1]
$87.2[1]
$70.6
3Q13
2Q14
3Q14

Substandard Nonaccruing + Doubtful Loans

$125.4
$107.6
$96.7
$75.9[1]
$81.1[1]
3Q13
2Q14
3Q14

$ in millions
1 Loans less those acquired through Tower and United transactions
Credit Quality – Excluding Covered Loans
ONB Risk Grade
Grade Name
0 Investment Grade
1 Minimal Risk
2 Modest Risk
3 Average Risk
4 Monitor
5 Weak Monitor
6 Watch
7 Criticized (Special Mention)
8 Classified (Substandard Accruing)
9 Nonaccruing + Doubtful

OLD NATIONAL BANCORP®

NASDAQ: ONB

oldnational.com

Investment Thesis Financial Data as of 9-30-14 Dated: November 10, 2014 ******** ******** ******** ******** ******** ********

Adjusted Income 1 – Strong Growth
$ in millions
1
Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation
Adjusted income represents income before taxes less accretion income, change in indemnification assets, merger/integration expenses and costs associated with branch divestitures
CAGR of 14.3%
from 2011 to 2013
Growth of 7.6%
YTD 9-30-13 vs
YTD 9-30-14
$89.9
$100.4
$117.5
$88.0
$94.7
2011 2012 2013 YTD Sept 30,
2013
YTD Sept 30,
2014

3Q13 2Q14 3Q14
Total NIM 3.96% 4.07% 4.78%
United Accretion 0.00% 0.00% 0.14%
Tower Accretion 0.00% 0.06% 0.11%
IN Community Accretion 0.23% 0.15% 0.13%
Integra Accretion 0.31% 0.56% 1.05%
Monroe Accretion 0.09% 0.04% 0.03%
ONB Core 3.33% 3.26% 3.32%
3.96%
4.07%
4.78%
Net Interest Margin
1
1
Fully taxable equivalent basis, non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see
Appendix for Non-GAAP reconciliation
2 ONB Core includes contractual interest income of Monroe, Integra, Indiana Community, Tower and United loans
2

$4,909.0
$5,818.2
$775.3
$133.9
3Q13 Loans Obtained
Through Tower &
United Acquisitions
Organic Growth 3Q14
$5,194.1
$5,818.2
$418.4
$205.7
2Q14 Loans Obtained
Through United
Acquisition
Organic Growth 3Q14
Loan Growth – Excluding Covered Loans
$ in millions
$5,379.1
$6,097.0
$631.0
$86.9
2Q14 Loans Obtained
Through United
Acquisition
Organic Growth 3Q14
$4,829.6
$6,097.0
$986.2
$281.2
3Q13 Loans Obtained
Through Tower &
United Acquisitions
Organic Growth 3Q14
End of Period Balance Average Balance

Commercial Line Utilization
ONB Core
United Impact

$118
$83
$106
$87
$98
$115
$444
$530
$577
$239
$349
$356
3Q13 2Q14 3Q14
Commercial Loan Pipeline
Discussed Proposed Accepted
35.8%
36.6%
37.9%
1.2%
3Q13 2Q14 3Q14
Commercial Line Utilization
Commercial Loans
$ in millions
1% of line utilization = $13.6
million in outstandings
39.1%
2007-2008 Average = 39.9%

Professional Services, 3%
Healthcare/Social Services, 8%
Finance & Insurance, 5%
Construction & Land Dev, 7%
Public Admin, 7%
Agriculture, 8%
Manufacturing, 14%
Real Estate Rental & Leasing, 6%
Educational Services, 6%
Other, 20%
Wholesale Trade, 10%
Retail, 6%

Other-Non Owner Occupied 12%
Industrial-Owner Occupied 6%
Industrial-Non Owner Occupied 6%
Other-Owner Occupied 10%
Retail-Owner Occupied 6%
Retail-Non Owner Occupied 9%
Family Rental 4%
Other 5%
Office-Non Owner Occupied 11%
Construction 12%
Acquisition & Development 2%
Multifamily 8%
Office-Owner Occupied 9%

23 Loan Concentrations – Excluding Covered Loans At 9-30-14 Commercial Commercial Real Estate Diversified Commercial Loan Portfolio

30+ Day Delinquent Loans[1]

0.99%
0.84%
0.51%
0.43%
0.43%
3Q13
2Q14
3Q14
ONB
Peer Group Average

Credit Quality – Excluding Covered Loans
See Appendix for definition of Peer Group
1
As a % of end of period total loans
Peer Group data per SNL Financial
0.02%
0.01% 0.01%
0.39%
0.30%
3Q13 2Q14 3Q14
90+ Day Delinquent Loans 1
ONB Peer Group Average

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Credit Quality – ALLL and Mark Summary
$ in millions
1 Non-GAAP financial measure which Management believes useful to demonstrate that the remaining discount  considers credit risk and should be included as part
of total coverage         N/A = not applicable
At September 30, 2014 ONB Legacy Monroe Integra
Indiana
Community Tower United Total
Allowance for Loan Losses (ALLL) $42.8 $1.6 $3.7 - - $0.2 $48.3
Loan Mark N/A $8.1 $45.1 $26.1 $23.3 $38.8 $141.4
Total ALLL/Mark $42.8 $9.7 $48.8 $26.1 $23.3 $39.1 $189.7
Pre-Mark Loan Balance $4,846.4 $127.8 $212.1 $198.5 $342.8 $656.2 $6,383.8
ALLL/Pre-Mark Loan Balance 0.88% 1.25% 1.73% 0.00% 0.00% 0.04% 0.76%
Mark/Pre-Mark Loan Balance N/A 6.37% 21.25% 13.13% 6.80% 5.91% 2.21%
Combined ALLL & Mark/Pre-Mark
Loan Balance¹
0.88% 7.62% 22.98% 13.13% 6.80% 5.95% 2.97%

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Conservative Lending Limits/Risk Grades
Borrower Asset Quality Rating
(Risk Grades)
In-House Lending Limit 1
($ in millions)
0 – Investment Grade $30
1 – Minimal Risk $25
2 – Modest Risk $25
3 – Average Risk $22.5
4 – Monitor $15
5 – Weak Monitor $10
6 – Watch $7.5
7 – Criticized (Special Mention) $5
In-house lending limits conservative relative to ONB’s legal lending limit at 9-30-14 of $133.9 million per borrower
1 Includes entire relationship with borrower
Borrower Asset Quality Rating
(Risk Grades)
8 – Classified (Problem)
9 – Nonaccrual
1
1

## T/E Book Yield of Purchases

Treasuries
Agencies
Pools
CMOs
Municipals
Corporates
ABS
Total
0.00%
2.47%
2.85%
0.00%
0.00%
0.96%
2.49%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%

## Duration of Purchases

Treasuries
Agencies
Pools
CMOs
Municipals
Corporates
ABS
Total
0.00%
4.26%
7.10%
0.00%
0.00%
6.19%
0.40%
4.60%
0.00
2.00
4.00
6.00
8.00
10.00
12.00

Investment Portfolio Purchases 3Q14
1
1 Data as of September 30, 2014
Q3 2014 Purchases-
Book Value
Treasuries 0
Agencies* 18,790,895
Pools 1,010,313
CMOs 0
Municipals 0
Corporates 9,507,255
ABS 2,967,188
Equity 0
Total 32,275,650
2.97%

CD Maturity Schedule
Represents CD maturities at September 30, 2014
Bucket
Amount
($ in 000's)
Rate
0-30 days 72,502 0.42%
31-60 days 60,866 0.47%
61-90 days 67,451 0.48%
91-120 days 51,672 0.64%
121-150 days 46,921 0.79%
151-180 days 62,534 0.53%
181-210 days 45,721 0.95%
211-240 days 30,869 0.49%
241-270 days 30,204 0.44%
271-300 days 36,102 0.55%
301-330 days 35,982 0.37%
331-365 days 42,047 0.86%
1-2 years 194,601 1.26%
2-3 years 146,592 2.92%
3-4 years 56,325 0.91%
4-5 years 34,495 1.46%
Over 5 years 26,699 1.69%

$7.66
$8.04
$7.96
$8.08
$7.92
$7.69
3Q11 3Q12 3Q13 3Q14
Tangible Common Book Value
1
FDIC-
Assisted
Acquisition
Of Integra
Bank
7-29-11
1 Non-GAAP financial measure management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation
Acquired Indiana
Community
Bancorp 9-15-12
Acquired Bank of
America
Branches 7-12-13
Acquired Tower
Financial
Corporation
4-25-14
Acquired United
Bancorp
7-31-14

Tier 1 Risk-Based Capital Ratio

14.2%
13.1%
14.0%
13.1%
13.0%
3Q13
2Q14
3Q14
ONB
Peer Group Average

Tangible Common Equity to Tangible Assets[1]

8.4%
8.2%
8.4%
8.5%
8.2%
3Q13
2Q14
3Q14
ONB
Peer Group Average

▪

▪

Capital Ratios
Peer Group data per SNL Financial
See Appendix for definition of Peer Group
1 See Appendix for Non-GAAP reconciliation
ONB repurchased 1.0 million shares of stock during 3Q14, pursuant to a
Rule 10b5-1 plan
On October 23, 2014, ONB Board of Directors authorized the repurchase of up to 6.0 million shares through January 31, 2016

$17,527
$8,540
$25,053
$11,516
$13,032
$12,541
1Q14 2Q14 3Q14
Two Year Projected Change to
Net Interest Income
(Historical)
Up 200 bps Forward Curve
Total non-maturity, interest-
bearing accounts increase from
0.08% to 0.80% in the “Up 200
bps” scenario
21.5% of total non-interest bearing
DDA are considered rate sensitive
46% of C&I and CRE loans reprice
within one year
17% of loans have floors; only
$1.5 million currently below their
floor rates
Investment portfolio duration of
4.06 at 9/30/14, down from 4.25 at
6/30/14
Modeled Interest Rate Sensitivity
$ in thousands
Change to Net Interest Income based on a two year time horizon
Refer to slide 32 for rate curves

Interest Rate Curves
0%
1%
2%
3%
4%
5%
6%
1M 2M 3M 4M 5M 6M 9M 1Y 1.5Y 2Y 2.5Y 3Y 4Y 5Y 7.5Y 10Y 15Y 20Y 30Y
Up 200 vs. Base
Base Up 200
0%
1%
1%
2%
2%
3%
3%
4%
4%
1M 2M 3M 4M 5M 6M 9M 1Y 1.5Y 2Y 2.5Y 3Y 4Y 5Y 7.5Y 10Y 15Y 20Y 30Y
Forward Curves
9/30/2014 9/30/2015 9/30/2016

Accretion Income
Securities Gains
Revenue Less Securities Gains, Accretion Income and Amortization of Indemnification Asset
Amortization of Indemnification Asset

Total Revenue –
Increasing Core Revenue
$ in millions
($2.1) ($10.5)
($19.1)
$114.6 $115.3
$124.9
$0.2
$1.7
$2.7
$13.1
$17.6
$34.3 $125.8
$124.1
$142.8
3Q13 2Q14 3Q14
Core Revenue Growth
–
8.3% from 2Q14
–
9.0% from 3Q13

Returned to
community
bank model
2004 2005
Sold non-
strategic
market –
Clarksville, TN
– 5 branches
2006
Sold non-
strategic market
– O’Fallon, IL –
1 branch
2007 2008 2009 2010 2011 2012 2013
Acquired St.
Joseph Capital –
Entry into
Northern IN
market
February, 2007
Acquired 65
Charter One
branches
throughout
Indiana
March, 2009
Acquired Monroe
Bancorp – Enhanced
Bloomington, IN
presence
January, 2011
Acquired Indiana
Community –
Entry into
Columbus, IN
September, 2012
FDIC-assisted
acquisition of
Integra Bank
July, 2011
Sold non-
strategic
market –
Chicago-area -
4 branches
Consolidation of
21 branches
Acquired 24
MI / IN branches
July, 2013
Consolidation
of 2 branches
Consolidation
of 8 branches
Consolidation
of 1 branch
Consolidation
of 10 branches
Consolidation
of 12 branches
Consolidation
of 44 branches
Consolidation
of 5 branches
Sold  12
branches
Consolidation
of 22 branches
Acquired 205 + 4 pending Sold 22 Consolidated 129
Acquired Tower
Financial –
Enhancing Ft.
Wayne, IN
presence April,
2014
Transforming Old National’s Landscape
Acquired
United
Bancorp —
Entering Ann
Arbor, MI  July,
2014
2014
Consolidation
of 4 branches
Acquired LSB
Financial Corp.–
Enhancing
Lafayette, IN
presence
Pending
acquisition of
Founders
Financial
Corporation–
Entry into Grand
Rapids , MI

Represents MSAs with more than 15,000 households in IN,KY,IL, southern MI, Cincinnati and St. Louis. MSA quartile rankings weighted as follows: 25% number of households, 20% median HH income, 10% unemployment, 10% median HH income 5-year growth, 10% population 5-year growth, 10% deposits/branch ratio and 15%
households/branch ratio.
Strategy Process
Emerging Trends
Focus on community banks with strong
client relationships and deposit
franchises
Mid-sized markets within or near existing
franchise with above average growth
rates
Must pass rigorous due diligence process
Must align both strategically and
culturally
Must meet/exceed financial targets
Must enhance Old National’s mission of
being a true “community bank”
M&A – Partnerships
Rising M&A competition is increasing
price multiples
Resurgence of MOEs giving potential
targets an alternative to selling
Cash deals becoming more in favor by
targets
Legend
ONB
1
st
Quartile
2
nd
Quartile
3
rd
Quartile
4
th
Quartile

OLD NATIONAL BANK
Your bank. For life.
We are proud to serve these communities:
MICHIGAN
INDIANA
ILLINOIS
OHIO
KENTUCKY
Grand Rapids
Brighton
Dexter
Ann Arbor
Kalamazoo
Battle Creek
Paw Paw
Portage
Jackson
Manchester
Saline
Brooklyn
Benton Harbor
St Joseph
Manitou Beach
Clinton
Tecumseh
Monroe
Adrian
Dundee
Hudson
Blissfield
Niles
Constantine
Morenci
Granger
Elkhart
South Bend
Warsaw
Fort Wayne
W Lafayette
Lafayette
Williamsport
Marion
Portland
Covington
Muncie
Union City
Hillsboro
Farmland
Danville
Noblesville
Yorktown
Winchester
Westfield
Anderson
Rockville
Carmel
Losantville
Zionsville
Fishers
Clinton
Broad Ripple
Brownsburg
Indianapolis
Richmond
Greencastle
Avon
Greenwood
West Terre Haute
Plainfield
Terre Haute
Franklin
Marshall
Ellettsville
Columbus
Batesville
Bloomington
North Vernon
Seymour
Bedford
Brownstown
Madison
Lawrenceville
Bicknell
Loogootee
Austin
Vincennes
Shoals
Salem
Washington
Paoli
Mt Carmel
Mt Vernon
Jasper
Princeton
Huntingburg
St Anthony
Ft Branch
Ferdinand
Louisville
Carmi
Darmstadt
Boonville
Mt Vernon
Evansville
Newburgh
Tell City
De Soto
Rockport
Murphysboro
Carterville
Harrisburg
Henderson
Owensboro
Carbondale
Marion
Morganfield
Our new partnerships will include:
- Founders Bank communities
Madisonville
Central City
Greenville
Beechmont
11/06/2014

36
Shifting to higher-growth
markets from lower-growth
markets
– Entry and fill-in of existing
higher-growth markets
through strategic acquisitions
Acquired 205 branches + 4
pending
– Sale or consolidations in
lower-growth, non-core
markets
Consolidated 129 branches
Sold 22 branches

Old National’s Landscape

| - | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|
| | | | | | | | | | |
| | | | | | | | | | |
| | | | | | | | | | |
| | | | | | | | | | |
| | | | | | | | | | |
| | | | | | | | | | |
| | | | | | | | | | |

$ in millions
N/A equals not applicable
(1) Based on end of quarter assets immediately preceding announcement date
Completed and Pending Acquisitions
Acquisition
RBS Citizens
65 Branches Monroe Integra Bank
Indiana
community
BofA - 24
Branches
Tower
Financial
United
Bancorp LSB Founders
Deal Type Branch Deal Traditional FDIC-Assisted Traditional Branch Deal Traditional Traditional Traditional Traditional
Principal Geography Indianapolis, IN
Bloomington,
IN
Evansville, IN
Columbus, IN /
I-65 Corridor
Southwest MI /
Northern IN
Fort Wayne, IN Ann Arbor, MI Lafayette, IN
Grand Rapids,
MI
Purchase Price at Announcement $16 $84 N/A $79 $23 $108 $173 $67 $88
Total Assets at Announcement¹
NA $838 $1,900 $985 N/A $681 $919 $366 $466
% Stock Consideration at Announcement 0% 100% N/A 100% 0% 71% 80% 75% 54%
Announce Date 11/24/2008 10/6/2010 7/29/2011 1/25/2012 1/9/2013 9/10/2013 1/8/2014 6/4/2014 7/28/2014
Close Date 3/20/2009 1/1/2011 7/29/2011 9/15/2012 7/12/2013 4/25/2014 7/31/2014 11/1/2014
Expected
January 1, 2015

Committed to Strong Corporate Governance
Stock ownership guidelines have been
established for named executive officers as
follows:
As of September 30, 2014, each named
executive officer has met their stock
ownership requirement
Position or Salary Target Ownership Guidelines
Chief Executive Officer 5X salary in stock or 200,000 shares
Chief Operating Officer 4X salary in stock or 100,000 shares
Salary equal to or greater than $250,000 3X salary in stock or 50,000 shares
Salary below $250,000 2X salary in stock or 25,000 shares
Salary equal to or less than $150,000 1X salary in stock or 15,000 shares

Executive Compensation
Tied to long term shareholder value:
Short Term Incentive Plan
(CEO, CFO, Chief Legal Counsel)
Performance Measure Weight
Corporate Net
Income
70%
Net Charge-Offs 15%
Efficiency Ratio 15%
Long Term Incentive Plan
(CFO,CBA, CCO, Chief Legal Counsel)
Performance Measure Weight
Performance-based-TSR 75%
Service-based 25%
Short Term Incentive Plan
(CBA, CCO)
Performance Measure Weight
Corporate Net
Income
20%
Banking Budgeted
Margin 50%
Net Charge-Off Ratio 15%
Efficiency Ratio 15%
Long Term Incentive Plan
(CEO)
Performance Measure Weight
Performance-based-TSR 100%

OLD NATIONAL BANCORP®

NASDAQ: ONB

oldnational.com

Appendix * * * * *

$47.5
$37.9
$31.7
$6.2
$19.9
$9.6
$13.9
$(2.1)
$6.5
$22.7
$7.4
$11.8
$(10.5)
$6.8
$23.4
$8.1
$12.5
$(19.1)
3Q13
2Q14
3Q14
Debit Card and ATM Fees
Fee-based business: Wealth Management, Insurance, Mortgage and Investments
Other Income
Service Charges on Deposits
Amortization of Idemnification Asset

41 Noninterest Income $ in millions

Operational Expenses
Other Expenses*
Acquisition Costs
Tower Operational Costs
United Operational Costs

*Other Expenses include:
In 3Q13, $2.7 million for branch closures, $1.2 million in contribution to ONB Foundation, $.5 million provision for unfunded commitments and $.3 million in pension adjustments
In 2Q14, $.4 million in accelerated retirement expenses and $.4 million in state tax receivable write-off
In 3Q14, $1.0 million reversal of hospitalization expense, a $0.7 adjustment in incentive of stock-based compensation, $.4 provision for unfunded commitments and a $.3 million impairment on a branch held for sale
$89.7
$88.8
$90.3
$4.7
$0.8
$2.3
$6.3
$3.6
$4.5
$2.2
$2.6 $96.7
$98.1
$100.0
3Q13 2Q14 3Q14
$ in millions
Operational expenses = total noninterest expense less United and Tower operational costs, acquisition costs and other expenses
Noninterest Expense
Reported 3Q14
efficiency ratio of
67.41%
3Q14 efficiency ratio
excluding
acquisition costs of
64.89%
1
Anticipated
acquisition costs in
4Q14 of $3.5 million
to $4.0 million
($1.0)
1
Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – Refer to slide 47 for Non-GAAP reconciliation

Tangible Common Equity
Tangible Common Equity – 6/30/2014 $838.1
3Q Earnings 29.1
3Q Dividend (12.6)
3Q14 Share Repurchase (13.7)
Issuance of Shares from Acquisition 123.8
Changes in OCI – Securities 2.1
Changes in OCI – Other 1.1
Increase in Goodwill & Intangibles (91.2)
Tangible Common Equity – 9/30/2014 $876.7
$ in millions

| | 2011 | 2012 | 2013 | YTD Sept 30, 2013 | YTD Sept 30, 2014 | 3Q13 | 2Q14 | 3Q14 |
|---|---|---|---|---|---|---|---|---|
| Total Revenues | $455.8 | $498.6 | $502.2 | $376.6 | $391.0 | $125.8 | $124.1 | $142.8 |
| Less: Provision for Loan Losses | ($7.5) | ($5.0) | $2.3 | $4.6 | ($2.2) | $1.7 | $0.4 | ($2.6) |
| Less: Noninterest Expense | ($348.5) | ($365.8) | ($362.0) | ($273.8) | ($286.3) | ($96.7) | ($98.1) | ($100.0) |
| Taxable Equivalent Adjustment | $11.8 | $13.2 | $16.9 | $12.5 | $12.7 | $4.4 | $4.3 | $4.5 |
| Pre-tax Income (FTE) | $111.6 | $141.0 | $159.4 | $119.9 | $115.2 | $35.2 | $30.7 | $44.7 |
| Less: Total Accretion | $36.9 | $57.5 | $59.0 | $42.4 | $69.9 | $13.1 | $17.6 | $34.3 |
| Change in IA | ($0.4) | $3.4 | $9.3 | $5.9 | $36.9 | $2.1 | $10.5 | $19.1 |
| Mergers/Integration Expenses | $16.9 | $7.9 | $5.9 | $3.4 | $12.5 | $2.4 | $6.3 | $3.6 |
| Branch Divestitures | ($1.2) | $5.7 | $1.9 | $1.2 | $0.0 | $0.0 | $0.0 | $0.0 |
| Adjusted Income | $89.9 | $100.4 | $117.5 | $88.0 | $94.7 | $26.6 | $29.9 | $33.1 |

44 Non-GAAP Reconciliations $ in millions

| end of period balances | 3Q13 | 2Q14 | 3Q14 |
|---|---|---|---|
| Total Shareholders' Equity | $1,159.3 | $1,277.3 | $1,407.2 |
| Deduct: Goodwill and Intangible Assets | (379.3) | (439.3) | (530.5) |
| Tangible Common Shareholders' Equity | $779.9 | $838.1 | $876.7 |
| Total Assets | $9,652.1 | $10,387.9 | $11,179.8 |
| Add: Trust Overdrafts | 0.1 | 0.0 | 0.1 |
| Deduct: Goodwill and Intangible Assets | (379.3) | (439.3) | (530.5) |
| Tangible Assets | $9,272.8 | $9,948.7 | $10,649.4 |
| Tangible Equity to Tangible Assets | 8.41% | 8.42% | 8.23% |
| Tangible Common Equity to Tangible Assets | 8.41% | 8.42% | 8.23% |
| Net Income | $23.9 | $18.8 | $29.1 |
| After-Tax Intangible Amortization | 1.5 | 1.7 | 2.2 |
| Tangible Net Income | $25.5 | $20.4 | $31.3 |
| ROTCE | 13.05% | 9.76% | 14.29% |

45 Non-GAAP Reconciliations $ in millions

| end of period balances | 3Q13 | 2Q14 | 3Q14 |
|---|---|---|---|
| Total Shareholders' Equity | $1,159.3 | $1,277.3 | $1,407.2 |
| Deduct: Goodwill and Intangible Assets | (379.3) | (439.3) | (530.5) |
| Tangible Common Shareholders' Equity | $779.9 | $838.1 | $876.7 |
| Risk Weighted Assets | $5,680.6 | $6,339.2 | $7,063.5 |
| Tangible Common Equity to Risk Weighted Assets | 13.73% | 13.22% | 12.41% |

| end of period balances | 3Q11 | 3Q12 | 2Q13 | 3Q13 | 1Q14 | 2Q14 | 3Q14 |
|---|---|---|---|---|---|---|---|
| Total Shareholders' Equity | $1,027.7 | $1,186.8 | $1,167.0 | $1,159.3 | $1,185.2 | $1,277.3 | $1,407.2 |
| Deduct: Goodwill and Intangible Assets | (302.3) | (371.2) | (364.4) | (379.3) | (376.8) | (439.3) | (530.5) |
| Tangible Common Shareholders' Equity | $725.4 | $815.6 | $802.6 | $779.9 | $808.4 | $838.1 | $876.7 |
| Common Shares Issued and Outstanding at Period End | 94,752 | 101,403 | 100,881 | 100,693 | 100,084 | 105,851 | 113,984 |
| Tangible Common Book Value | $7.66 | $8.04 | $7.96 | $7.75 | $8.08 | $7.92 | $7.69 |

46 Non-GAAP Reconciliations $ in millions

| | 3Q13 | 2Q14 | 3Q14 |
|---|---|---|---|
| Net Interest Income ($ in 000's) | $77,996 | $84,482 | $108,367 |
| Taxable Equivalent Adjustment | 4,362 | 4,256 | 4,488 |
| Net Interest Income – Taxable Equivalent | $82,358 | $88,738 | $112,855 |
| Average Earning Assets | $8,309,417 | $8,730,063 | $9,444,853 |
| Net Interest Margin | 3.75% | 3.87% | 4.59% |
| Net Interest Margin – Fully Taxable Equivalent | 3.96% | 4.07% | 4.78% |

| Efficiency Ratio - As Reported | 3Q14 |
|---|---|
| Net Interest Income (FTE) ($ in millions) | $112.9 |
| Noninterest Income Less Security Gains | 31.7 |
| Revenue Less Security Gains | 144.6 |
| Noninterest Expense | 100.0 |
| Intangible Amortization | 2.5 |
| Noninterest Expense Less Intangible Amortization | 97.4 |
| Efficiency Ratio | 67.41% |
| **Efficiency Ratio Excluding Acquisition Costs** | **3Q14** |
| Net Interest Income (FTE) ($ in millions) | $112.9 |
| Noninterest Income Less Security Gains | 31.7 |
| Revenue Less Security Gains | 144.6 |
| Noninterest Expense | 100.0 |
| Intangible Amortization | 2.5 |
| Acquisition Costs | 3.6 |
| Noninterest Expense Less Intangible Amortization and Acquisition Costs | 93.8 |
| Efficiency Ratio | 64.89% |

47 Non-GAAP Reconciliations

ONB’s Peer Group
1st Source Corporation SRCE Heartland Financial USA, Inc. HTLF
BancFirst Corporation BANF IBERIABANK Corporation IBKC
BancorpSouth, Inc. BXS MB Financial, Inc. MBFI
Bank of Hawaii Corporation BOH Park National Corporation PRK
Chemical Financial Corporation CHFC Pinnacle Financial Partners, Inc. PNFP
Commerce Bancshares, Inc. CBSH Prosperity Bancshares, Inc. PB
Cullen/Frost Bankers, Inc. CFR Renasant Corp. RNST
F.N.B. Corporation FNB S&T Bancorp, Inc. STBA
First Commonwealth Financial Corporation FCF Susquehanna Bancshares, Inc. SUSQ
First Financial Bancorp. FFBC Trustmark Corporation TRMK
First Interstate BancSystem, Inc. FIBK UMB Financial Corporation UMBF
First Merchants Corporation FRME United Bankshares, Inc. UBSI
First Midwest Bancorp, Inc. FMBI Valley National Bancorp VLY
FirstMerit Corporation FMER WesBanco, Inc. WSBC
Fulton Financial FULT Wintrust Financial Corporation WTFC
Glacier Bancorp, Inc. GBCI
Like-size, publicly-traded financial services companies, generally in the Midwest, serving comparable demographics with comparable services as ONB

Investor Contact
Additional information can be found on the
Investor Relations web pages at
www.oldnational.com
Investor Inquiries:
Lynell J. Walton, CPA
SVP – Director of Investor Relations
812-464-1366
lynell.walton@oldnational.com